Exhibit 10.8

Final

AMENDMENT TO NOTICE AND award AGREEMENT

THIS AMENDMENT (the “Amendment”) is entered into as of December ____, 2021 (the “Effective Date”) by and among Mattress Firm Group Inc. (f/k/a Stripes US Holding, Inc.) (the “Company”) and [NAME] (the “Holder”).

WHEREAS, the Holder and the Company entered into that certain Restricted Stock Unit Award and Phantom PIK Award Notice (the “Award Notice”) and Restricted Stock Unit Award and Phantom PIK Award Agreement (the “Award Agreement”), dated as of [DATE] (the Award Notice and the Award Agreement, together, the “Notice and Award Agreement”) under the Stripes US Holding, Inc. 2019 Omnibus Incentive Plan (the “Plan”). Capitalized terms used, but not defined herein, shall have the meaning set forth in the Notice and Award Agreement; and

WHEREAS, the parties hereto now wish to amend the Notice and Award Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.            The paragraph titled “Settlement of Restricted Stock Units” in the Award Notice is hereby amended in its entirety to read as follows:

“Vested Restricted Stock Units will entitle you to the issuance or delivery by the Company of an equivalent number of vested shares of Common Stock, or, in lieu thereof, payment of the Fair Market Value of such shares of Common Stock in cash, in either case, following the applicable Exit Event, provided that such event occurs on or prior to November 21, 2025 (the “RSU Settlement Condition”). The delivery of shares or payment in lieu thereof for vested Restricted Stock Units shall be completed by the earlier of (i) the last business day of the sixth month following the date on which the RSU Settlement Condition is satisfied and (ii) the 15th day of the third month following the end of the calendar year in which the RSU Settlement Condition is satisfied. To the extent the RSU Settlement Condition does not occur on or prior to November 21, 2025, all Restricted Stock Units, vested and unvested alike, will be automatically forfeited and cancelled for no value without any consideration being paid therefor and otherwise without any further action of the Company whatsoever. For the avoidance of doubt, settlement of the vested Restricted Stock Units as set forth above is not subject to your continued employment beyond the date that the RSU Settlement Condition is satisfied with respect to Restricted Stock Units that are vested Restricted Stock Units as of the occurrence of the RSU Settlement Condition, and does not apply to the Phantom PIK Award. With respect to any Restricted Stock Units that vest following satisfaction of the RSU Settlement Condition, the delivery of shares or payment in lieu thereof shall be completed no more than 30 days after the date on which the Restricted Stock Units become vested as provided herein.”

2.            The first sentence of Section 4.1 of the Award Agreement is hereby deleted and amended and restated in its entirety to read as follows:

“No later than the earlier of (i) the last business day of the sixth month following the date on which the RSU Settlement Condition is satisfied and (ii) the 15th day of the third month following the end of the calendar year in which the RSU Settlement Condition is satisfied, the Company shall issue or deliver, in respect of vested Restricted Stock Units and subject to the conditions of the Plan, this Agreement and the Award Notice, the vested shares of Common Stock to the Holder or, in lieu there-of, pay the Holder the Fair Market Value of such shares of Common Stock in cash. With respect to any Restricted Stock Units that vest following satisfaction of the RSU Settlement Condition, the delivery of shares or payment in lieu thereof shall be completed no more than 30 days after the date on which the Restricted Stock Units become vested as provided herein.”

3.           Except as expressly amended hereby, the Notice and Award Agreement shall remain in full force and effect in accordance with its original terms.

4.          This Amendment may be executed by .pdf or facsimile signatures in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

HOLDER

[Name]

Mattress firm group inc.

By:
Name:
Title:

[Signature Page to Amendment to Notice and Award Agreement]